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                                                                   EXHIBIT 10.24

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE COMPANY (AS DEFINED HEREIN) THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS.

Warrant G-2

                    INNOVATIVE GAMING CORPORATION OF AMERICA
                               WARRANT TO PURCHASE
                                  COMMON STOCK


         This Warrant and Warrant No. G-1 of even date herewith replaces that certain Warrant issued June 1, 1999 to Holder.

         For value received, Edward G. Stevenson or his successors or assigns ("Holder"), is entitled to subscribe for and purchase from Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), up to TWENTY-FIVE THOUSAND (25,000) fully paid and nonassessable shares of the Company's common stock, $.01 par value ("Common Stock"), at the price of $1.75 per share, subject to adjustments as noted below (the "Warrant Exercise Price").

         This Warrant may be exercised by Holder at any time after the earlier of (i) registration of the Warrant Shares pursuant to Section 6(i) hereof or (ii) September 1, 1999 and prior to June 1, 2002.

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the shares of stock so purchased shall be delivered to the Holder within fifteen (15) days after the rights represented by this Warrant shall have been so exercised and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time.

         2. COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant (the "Warrant Shares") shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares.




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The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. ANTIDILUTION ADJUSTMENTS. The foregoing provisions are, however, subject to the following:

                  (1) The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (2) In case the Company shall at any time divide the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely in case the outstanding shares of its common stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

                  (3) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder as if it had exercised this Warrant and had received such shares of common stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder of this Warrant at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  (4) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 3(1) through 3(3), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

                  (5) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder




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of this Warrant at the address of such Holder as shown on the books of the
Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

         5. EXERCISE LIMITATION. No Warrant Shares shall be issued upon exercise of this Warrant if the sum of 1) the number of Common Stock beneficially owned by the Holder (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unexercised portion of the Warrant; and 2) the number of Warrant Shares issuable upon exercise of this Warrant would result in beneficial ownership by the Holder of more than 4.9% of the Company's issued and outstanding Common Stock.

         6. REGISTRATION RIGHTS.

                  (1) Registration of Warrant Shares. Within thirty (30) days from the date hereof, the Company shall file a registration statement with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, for the purpose of registering the Warrant Shares. The Holder shall furnish the Company with such information as may be required from such holder in connection with such registration statement and will cooperate to cause such registration to become effective at the earliest practicable time. The Holder understands that such registration is also subject to gaming regulatory approval from certain gaming jurisdictions. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this section for such period as may be reasonably necessary for such Holder or Holders of such Warrants and/or such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

                  (2) Expenses. The Company shall pay the total expenses for the shares being registered for such Holder's account provided that the Holder shall pay all underwriting or brokerage discounts and commissions attributable to the sale of shares for its account and any fees and disbursements of counsel retained by it.

                  (3) Indemnification. The Company will indemnify each of the Holder and each underwriter of the shares being so registered and controlling persons of both such holders and such underwriters against all claims, losses, damages and liability (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other documents incident to any registration statement filed pursuant to this Section 6, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder and each such underwriter and controlling person for any legal or other expenses reasonably incurred by each such holder and each such underwriter and controlling person in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by any such holder or any such underwriter or controlling persons. The Holder will indemnify the Company and any controlling persons of the Company against all claims, losses, damages and liabilities (or



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actions in respect thereof) arising out of or based upon any untrue statement
(or alleged untrue statement) of a material fact which is contained in the written information furnished by such holder for use in any prospectus or other documents incident to any such registration statement, or any omission (or alleged omission) to state in the written information so provided a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such controlling person of the Company for any legal or other expenses reasonably incurred by the Company and each such controlling person of the Company in connection with investigating or defending any such claim, loss, damage, liability or action.

         7. AMENDMENT. Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized officer as of the 1st day of June, 1999.

                                            INNOVATIVE GAMING CORPORATION
                                                OF AMERICA


                                            By:  /s/ Ronald A. Johnson
                                                 -------------------------------
                                                 Name: Ronald A. Johnson
                                                      --------------------------
                                                 Its: Director
                                                      --------------------------



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                    INNOVATIVE GAMING CORPORATION OF AMERICA
                                WARRANT EXERCISE

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


        The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and
    to purchase thereunder,               shares of the Common Stock of
    Innovative Gaming Corporation of America to which such Warrant relates and
    herewith makes payment of $                    therefor in cash or by
    certified or cashier's check and requests that the certificates for such
    shares be issued in the name of, and be delivered to               ,whose
    address is set forth below the signature of the undersigned. If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder. The undersigned, the holder of the foregoing Warrant, hereby represents and warrants to Innovative Gaming Corporation of America that it is in compliance with the Exercise Limitation of Section 5 of the foregoing Warrant.

                                         Name of Warrant Holder:

                                         ---------------------------------------
                                         (Please print)

                                         Address of Warrant Holder:

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                                         ---------------------------------------

                                         Tax Identification No. or
                                         Social Security No. of Warrant Holder:

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                                         Signature
                                                  ------------------------------

                                         NOTE: The above signature should
                                         correspond exactly with the name of the
                                         Warrant Holder as it appears on the
                                         first page of the Warrant or on a duly
                                         executed Warrant Assignment.

                                         Dated:
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